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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) July 21, 1998
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                  ContiMortgage Home Equity Loan Trust 1998-2
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             (Exact name of registrant as specified in its charter)


          New York                  333-39505-02     Application Pending
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(State or other jurisdiction        (Commission         (IRS Employer
     of incorporation)              File Number)          ID Number)


3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada        89102
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
including area code:                                             (702) 822-5836
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                                      N/A
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         (Former name or former address, if changed since last report)


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Item 2.    Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Loans

                  ContiSecurities Asset Funding Corp. registered issuance of up to $6,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39505) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1998-2 (the "Registrant" or the "Trust") issued $1,750,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1998-2 (the "Certificates"), on June 29, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  Certain certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.2, dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as the Depositor , (the "Depositor"), ContiMortgage Corporation, as the Company, (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A-1, Class A-2 Internal, Class A-2 Fixed, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 Certificates and Class A-10 IO Certificates (the "Class A Certificates"), the Class B Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates"), the Class R Certificates (the "Class R Certificates"), the Class R-I Certificates (the "Class R-I Certificates"), and the Class R-II Certificates (the "Class R-II Certificates" and together with the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class R Certificates and Class R-I Certificates, the "Certificates"). The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  Certain certificates were issued pursuant to a Grantor Trust Agreement, (the "Grantor Trust Agreement") attached hereto as 4.3, dated as of June 1, 1998, among the Depositor, the Servicer and Manufacturers and Traders Trust Company, in its capacity as Grantor Trustee (the "Grantor Trustee"). The certificates issued pursuant to the Grantor Trust Agreement consists of the following class: Class A-2 Floating Certificates (the "Grantor Trust Certificates"). The Grantor Trust Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-10 IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as

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follows: Class A-1, 5.64875%; Class A-2 Internal, 5.92%; Class A-2 Fixed,
6.15%; Class A-3, 6.13%; Class A-4, 6.19%; Class A-5, 6.28%, Class A-6, 6.36%;
Class A-7, 6.57%; Class A-8, Class A-9, and Class A-10 IO as defined in the Pooling and Servicing Agreement. The Pass-Through Rate for the Class A-2 Floating Certificate is at a variable rate as defined in the Grantor Trust Agreement. The Pass-Through Rate for the Class B Certificate is 7.74%. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $114,000,000; Class A-2 Internal, $175,000,000; Class A-2 Fixed,
$250,000,000; Class A-3, $275,000,000; Class A-4, $185,000,000; Class A-5,
$90,000,000; Class A-6, $97,000,000; Class A-7, $100,600,000; Class A-8,
$235,000,000; Class A-9, $158,400,000. The Class A-10 IO Certificate is
interest only and has no Certificate Principal Balance. The Class A-2 Floating Certificates have initial aggregate principal amounts as follows: Class A-2 Floating, $175,000,000. The Class B Certificates have initial aggregate principal amounts as follows: Class B, $70,000,000.

                  As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated December 16, 1997 and the Prospectus Supplement (the "Prospectus Supplement") dated June 9, 1998 filed pursuant to Rule 424(b)(5) of the Act on July 1, 1998.

                  The Offered Certificates (the "Offered Certificates") as defined in the Prospectus Supplement, are as follows: Class A-1, Class A-2 Floating, Class A-2 Fixed, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, and the Class B Certificates.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


                  4.1 Underwriting Agreement dated as of June 9, 1998 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

                  4.2 Pooling and Servicing Agreement dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

                  4.3 Grantor Trust Agreement dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as servicer and Manufacturers and Traders Trust Company, as the Grantor Trustee.

                  8.1 Opinion of Dewey Ballantine LLP regarding certain tax matters.

                  23.1 Consent of Dewey Ballantine LLP (included in Exhibit
                  8.1).


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONTISECURITIES ASSET FUNDING CORP.


                                            By: /s/ Mary Bogdan
                                                ------------------------
                                                Name: Mary Bogdan
                                                Title:    Authorized Signatory





Dated: July 21, 1998
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                                 EXHIBIT INDEX
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Exhibit                                                                    Page
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4.1  Underwriting Agreement dated as of June 9, 1998 among ContiSecurities
     Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Merrill
     Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

4.2 Pooling and Servicing Agreement dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

4.3  Grantor Trust Agreement dated as of June 1, 1998, among
     ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as servicer and Manufacturers and Traders Trust Company, as the Grantor Trustee.

8.1  Opinion of Dewey Ballantine LLP regarding certain tax matters.

23.1 Consent of Dewey Ballantine LLP (included in Exhibit 8.1).